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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2003

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31449               76-0695920
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                1111 LOUISIANA
                HOUSTON, TEXAS                                    77002
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


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ITEM 5.     OTHER EVENTS.

MANAGEMENT CONFERENCE CALL

         On January 27, 2003, executives of Texas Genco Holdings, Inc. (Texas Genco) hosted a live webcast of a conference call at 1:30 p.m. CST in which they presented a general overview of Texas Genco's business. A copy of the slide presentation (Slide Presentation) given during the call is attached to this report as Exhibit 99.1. The Slide Presentation (other than the slides captioned "Financial Policy," "Capital Program," "2003 Guidance" and "Investment Highlights") is incorporated by reference herein. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived at www.txgenco.com/Investor.html for 14 days.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1     Texas Genco Slide Presentation

                  99.2     Press Release issued January 27, 2003

ITEM 9.     REGULATION FD DISCLOSURE.

2003 EARNINGS GUIDANCE

         On January 27, 2003, Texas Genco issued a press release (Press Release) providing preliminary earnings guidance for 2003 in the range of $1.10 to $1.30 per share. A copy of the Press Release is attached to this report as Exhibit
99.2. The Press Release and the slides captioned "Financial Policy," "Capital Program," "2003 Guidance" and "Investment Highlights" included in the Slide Presentation are incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Texas Genco, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Texas Genco or any of its affiliates.

FORWARD-LOOKING STATEMENTS

         Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         Texas Genco has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. Texas Genco cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by Texas Genco's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and Texas Genco undertakes no obligation to update or revise publicly any forward-looking statements.

         In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Texas Genco's forward-looking statements:



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o    state and federal legislative and regulatory developments, including deregulation, re-regulation and restructuring of the ERCOT market, and changes in or application of environmental and other laws and regulations to which Texas Genco is subject,

o the effects of competition, including the extent and timing of the entry of additional competitors in the ERCOT market,

o    the results of Texas Genco's capacity auctions,

o the timing and extent of changes in commodity prices, particularly natural gas,

o    weather variations and other natural phenomena,

o    Texas Genco's access to capital and credit,

o political, legal and economic conditions and developments in the United States, and

o    other factors discussed in Texas Genco's other filings with the SEC.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEXAS GENCO HOLDINGS, INC.



    Date:  January 27, 2003               By:      /s/ Rufus S. Scott
                                             -----------------------------------
                                                  Rufus S. Scott
                                                  Vice President,
                                                  Deputy General Counsel and
                                                  Assistant Corporate Secretary



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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                        DESCRIPTION
   -------                       -----------
    99.1      Texas Genco Slide Presentation

    99.2      Press Release issued January 27, 2003


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